Exhibit 99.1

CSW Industrials Completes Previously Announced Acquisition of TRUaire

DALLAS, Dec. 15, 2020 (GLOBE NEWSWIRE) -- CSW Industrials, Inc. (NASDAQ: CSWI) today announced it has completed the acquisition of TRUaire. This strategic acquisition expands CSWI’s heating, ventilation, air conditioning, and refrigeration (HVAC/R) product offering, and incorporates TRUaire’s market leading grille, register, and diffuser products.

The acquisition complements CSWI’s existing HVAC/R solutions portfolio, including its condensate management platform, ductless accessories, and chemical offerings. By leveraging CSWI’s go-to-market strategy, strong distribution channels, and deep experience in the HVAC/R market, this acquisition is expected to drive increased customer share of wallet, while providing an enhanced service offering. CSWI’s existing investments in technology and e-commerce will drive efficiency in TRUaire’s operations.

Consideration for this acquisition included $284 million of cash and the issuance of approximately 850,000 shares of common stock to the sellers. CSWI funded the cash portion of the acquisition with cash on hand and borrowings under its recently-upsized revolving credit facility. After giving effect to the transaction, CSWI maintains sufficient liquidity with approximately $60 million of availability on its revolving credit facility.

Joseph B. Armes, CSW Industrials Chairman, President, and Chief Executive Officer, commented, “We are pleased to complete the TRUaire acquisition and to welcome approximately 1,600 new colleagues to CSW Industrials. TRUaire allows us to expand our existing HVAC/R platform with a compelling portfolio of best-in-class products, while leveraging our existing distribution channels to better serve our customers. This acquisition will enable us to continue to drive sustainable, profitable growth, while delivering value to all of CSWI’s shareholders.”

For additional information about CSWI’s acquisition of TRUaire, please visit the previously released transaction documents, including the November 5, 2020 press release, conference call and investor presentation, which are available on CSW Industrials’ Investor Relations website at www.cswindustrials.com.

Safe Harbor Statement

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as "may," "should," "expects," "could," "intends," "plans," "anticipates," "estimates," "believes," "forecasts," "predicts" or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, effective tax rate, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations, and financial performance and condition.

The forward-looking statements included in this press release are based on our current expectations, projections, estimates, and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K.

All forward-looking statements included in this press release are based on information currently available to us, and we assume no obligation to update any forward-looking statement except as may be required by law.

About CSW Industrials

CSWI is a diversified industrial growth company with well-established, scalable platforms and domain expertise across two segments: Industrial Products and Specialty Chemicals. CSWI's broad portfolio of leading products provides performance optimizing solutions to its customers. CSWI's products include mechanical products for HVAC/R applications, sealants, and high-performance specialty lubricants. Markets that CSWI serves include: HVAC/R, architecturally-specified building products, general industrial, plumbing, rail, energy, and mining. For more information, please visit www.cswindustrials.com.

Investor Relations

Adrianne D. Griffin

Vice President, Investor Relations, & Treasurer 214-489-7113

adrianne.griffin@cswi.com